SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  January 4, 2006
                                                           ---------------


                           GREENMAN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      1-13776                    71-0724248
  ---------------                -----------                  -------------
  (State or other                (Commission                  (IRS Employer
  jurisdiction of                File Number)               Identification No.)
   incorporation)


                                 7 Kimball Lane
                                   Building A
                               Lynnfield, MA 01940
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (781) 224-2411
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities

      On September 27, 2005, the Registrant's Board of Directors adopted a plan to dispose of all of the operating assets of the Registrant's Georgia subsidiary. The Registrant anticipates recording an estimated non-cash loss on disposal of between $2.5 and $3.5 million dollars at September 30, 2005. The Registrant anticipates completing the Georgia divestiture within the next several weeks. In addition, the Registrant completed the divestiture of its Tennessee operations, announced on September 13, 2005, and anticipates recording an estimated loss on disposal of $416,000 at September 30, 2005. These actions were and are being taken to addresses the losses associate with Georgia and Tennessee operations, which are estimated to be between $8 and $9 million for the fiscal year ended September 30, 2005. In addition, the Registrant has determined the net book value of corporate-wide goodwill exceeded the estimated fair market value of these assets and, accordingly, the Registrant expects to record a non-cash impairment loss of $3.5 million associated with the write off of all goodwill at September 30, 2005. The Registrant estimates the aggregate net loss for the fiscal year ended September 30, 2005 to be between $14 and $15 million as compared to approximately $2.6 million for the year ended September 30, 2004.


Item 2.06. Material Impairments

      See the disclosure under Item 2.05 above.


Item 7.01. Regulation FD Disclosure

      On January 4, 2006, the Registrant announced a delay in filing its Form 10K-SB for the fiscal year ended September 30, 2005, and provided estimated financial results for the fiscal year. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

      In accordance with General Instruction B.2 to Form 8-K, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item
7.01. Regulation FD Disclosure" rather than under "Item 2.02. Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Business Acquired: Not applicable.

      (b)   Pro Forma Financial Information: Not applicable.

      (c)   Shell company transactions: Not applicable.

      (d)   Exhibits

            Exhibit 99.1  Press release of the Registrant dated January 4, 2006

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENMAN TECHNOLOGIES, INC.
                                           (Registrant)


                                    By: /s/ Charles E. Coppa
                                        -------------------------
                                        Charles E. Coppa
                                        Chief Financial Officer

Date:  January 5, 2006